Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1521

                         Global Water Portfolio 2015-1

                          Supplement to the Prospectus

   On August 31, 2015, Danaher Corporation announced the completion of its cash acquisition of Pall Corporation (PLL). Each outstanding share of PLL was cancelled and converted into the right to receive $127.20 per share in cash, without interest.

   As a result of this acquisition, shares of PLL will cease to be traded on the New York Stock Exchange, and the Portfolio will be unable to continue to purchase shares of PLL. In creating additional Portfolio units for the remainder of the initial offering period, the remaining securities in the Portfolio will be purchased on a pro rata basis.

Supplement Dated:   August 31, 2015